SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              NEW ULM TELECOM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                            NOTICE OF ANNUAL MEETING
                                      AND
                                PROXY STATEMENT












                             NEW ULM TELECOM, INC.
                              400 2ND STREET NORTH
                               NEW ULM, MN 56073

                             NEW ULM TELECOM, INC.
                            400 Second Street North
                               New Ulm, Minnesota

                        -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 7, 1998

                         -------------------------------

        Notice is hereby given that the Annual Meeting of Shareholders of New Ulm Telecom, Inc. will be held at Turner Hall, State & 1st South Street, New Ulm, Minnesota, on Thursday, May 7, 1998 at 10:00 a.m. for the following purposes:

        1. To elect three directors for a term of three years each to hold office until the Annual Meeting of Shareholders to be held in May of the year 2001 or until their successors are elected.

        2. To ratify the appointment of Olsen, Thielen & Co., Ltd. as auditors of the Company for 1998.

        3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Board of Directors have fixed the close of business on March 23, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                   By Order of the Board of Directors


                                   Gary L. Nelson,
                                   Secretary

New Ulm, Minnesota
April 17, 1998.



        TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                              NEW ULM TELECOM, INC.
                              400 2nd Street North
                            New Ulm, Minnesota 56073
                                  507-354-4111

                         -------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 7, 1998

                         -------------------------------
                                  INTRODUCTION

        This Proxy Statement and the enclosed Proxy, mailed on or about April 17, 1998, is made by the Board of Directors of New Ulm Telecom, Inc. (the Company) for use at the Annual meeting and any adjournment thereof to be held on May 7, 1998. Only shareholders of record at the close of business on March 23, 1998 will be entitled to vote at the meeting. You are urged to sign and return the enclosed Proxy whether or not you plan to attend the meeting. When proxies are returned properly signed and dated, the shares represented thereby will be voted according to your direction. You should specify your choices by marking the appropriate boxes on the Proxy. If your Proxy does not specify a choice, it will be voted FOR all items.

        Any Proxy may be revoked at any time before it is voted by receipt of a Proxy properly signed and dated subsequent to an earlier Proxy, or by revocation of a written Proxy by request in person at the Annual Meeting. The persons named as proxies were selected by the Board of Directors of the Company and are directors or officers of the Company. The cost of this solicitation, including preparing, assembling and mailing the Proxies and solicitation material, will be paid by the Company.

                      OUTSTANDING SHARES AND VOTING RIGHTS

        The total number of shares outstanding as of March 23, 1998 and entitled to vote at the meeting consisted of 1,732,455 shares of common stock. For each share held, shareholders may cast one vote for each of the three directorships to be filled at this meeting. Each shareholder entitled to vote has the right to cumulative vote their shares in the election of directors by giving written notice of intent to cumulative vote to any officer of the corporation before the meeting, or to the presiding officer at the meeting at any time before the election. If notice of intent to cumulative vote occurs, the presiding officer at the meeting shall announce, before the election of directors, that shareholders shall cumulative vote their shares by multiplying the number of shares held by the shareholder by the number of directors to be elected. Each share-holder then may cast their votes for one candidate or may distribute the votes among any number of candidates.

        The presence in person or by proxy of the holders of thirty-five percent (35%) of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

        The following table sets forth as of March 23, 1998, the number of shares of the Companys common stock by each person known by the Company to own of record or beneficially five percent (5%) or more of the Companys common stock, and all officers and directors of the Company as a group.

Name & Address of                       Amount & Nature of       Percent of
Beneficial Ownership                   Beneficial Ownership      Ownership
--------------------                   --------------------      ---------

Ruth B. Wines, trustee of  the
Ralph K. Wines & Ruth B. Wines
Family Trust                                  91,440                5.3%
1418 Janeen Way
Anaheim, California

All Directors & Officers
as a Group (10 persons)                      155,143                9.0%(1)

-----------------------

        (1) Includes 28,415 shares owned by the spouses of directors and officers.

                       ELECTION OF DIRECTORS (PROPOSAL #1)

        The Board of Directors has nominated and recommends for election as Directors of the Company the three persons named herein. It is intended that proxies will be voted for such nominees. The Board of Directors believes that each nominee named herein will be able to serve, but should a nominee be unable to serve as a Director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

        Information regarding the nominees and other directors filling unexpired terms including information regarding their principal occupations, is set forth below. Ownership by such nominees of common stock of the Company is given as of March 23, 1998. To the best of the Companys knowledge, unless otherwise indicated, the persons indicated possess sole voting and investment power with respect to their stock ownership.


NOMINEES PROPOSED FORM ELECTION FOR TERM EXPIRING IN 2001
(Including business experience during the past five years.)

Principal        Director                                    Year Term      Stock
Name and Age     Occupation                        Since      Expires      Ownership      Percent
------------     ----------                        -----      -------      ---------      -------
LAVERN BIEBL     Retired                            1983        1998        14,350          .8%
(70)             Salesman

JAMES JENSEN     President,                         1982        1998         4,889(1)       .3%
(53)             Jensen Clothing, Inc.

PERRY MEYER      Farmer                             1995        1998         3,000          .2%
(43)



DIRECTORS SERVING UNEXPIRED TERMS
(Including business experience during the past five years.)


ROBERT RANWEILER        Principal of Biebl,         1989        1999        21,450(2)      1.2%
(50)                    Ranweiler & Company Chartered,
                        a Professional Accounting Corporation

MARK RETZLAFF           President of                1958        1999         7,484          .4%
(69)                    Retzlaff Hardware

RICHARD RODENBERG       Apple Grower/               1980        1999        21,600(3)      1.2%
(77)                    Retired Attorney

ROSEMARY DITTRICH       Corporate Secretary,        1997        2000           640          .04%
(56)                    D & A Trucking, Inc.

LINUS GRATHWOHL         Semi-Retired Farmer         1982        2000         1,500(4)       .1%
(71)

GARY NELSON             President of                1982        2000        10,000(5)       .6%
(60)                    Minnesota Valley-Nelson Insurance


    (1) Includes 1,035 shares owned by Mr. Jensens spouse.
    (2) Includes 20,550 shares owned by Mr. Ranweilers spouse.
    (3) Includes 1,200 shares owned by Mr. Rodenbergs spouse.
    (4) Includes 630 shares owned by Mr. Grathwohls spouse.
    (5) Includes 5,000 shares owned by Mr. Nelsons spouse.

        The Board of Directors consists of nine members with staggered terms of three years for each Director. The Board holds regular monthly meetings and some special meetings. The Board held 15 meetings in 1997. All Directors attended 75% or more of the Board meetings and applicable Committee meetings.

COMMITTEES OF THE BOARD

        The Audit Committee, which consists of Lavern Biebl, Robert Ranweiler and Perry Meyer, meets as required. The Audit Committee reviews the activities and reports of the independent accountants. This committee had 2 meetings in 1997.

        The Executive Committee and Finance Committee consist of the President, Vice-President, Secretary and Treasurer of the Company. This Committee is responsible for the study and analysis of the Companys financial needs and requirements and the evaluation of the future operations and needs of the Company. The Executive Committee meets as required.

        The Personnel Committee consists of Gary Nelson, Linus Grathwohl, Robert Ranweiler and Richard T. Rodenberg. Its duties are to evaluate employee compensation and staffing. The Personnel Committee also makes appropriate recommendations concerning officers and directors compensation. This Committee had 4 meetings in 1997.

        The Company also has a Marketing Committee, a Planning Committee, a Physical Properties Committee and a Charitable Contributions and Community Involvement Committee. These committees meet as required.

        The Board of Directors as a whole is the Nominating Committee.

        In addition, the President of the Board is an ex officio member of all Committees.

COMPENSATION OF DIRECTORS

        In 1997, each Director was paid an annual retainer at the rate of $9,951.37 per year from New Ulm Telecom, Inc.; $2,147.18 per year from Western Telephone Company; $771.45 per year from Peoples Telephone Company; and $130 per year split evenly between the other five subsidiaries of New Ulm Telecom, Inc. This retainer covers all Committee and Board meetings.

EXECUTIVE OFFICERS


    NAME AND AGE                   POSITION                    TERM OF OFFICE
    ------------                   --------                    --------------
RICHARD T. RODENBERG     Chairman of the               1-Year Term Expiring in May,
(77)                     Board                         1998. President from 1981-1993.
                                                       Chairman since 1993.

JAMES P. JENSEN          President                     1-Year Term Expiring in May,
(53)                                                   1998.  Secretary from 1989-1993.
                                                       President since 1993.

MARK W. RETZLAFF         Vice-President                1-Year Term expiring in May,
(69)                                                   1998.  Vice-President since 1971.

LAVERN J. BIEBL          Treasurer                     1-Year Term expiring in May,
(70)                                                   1998.  Treasurer since 1989.

GARY L. NELSON           Secretary                     1-Year Term expiring in May,
(60)                                                   1998.  Secretary since 1993.

BILL D. OTIS             Executive Vice President/     1-Year Term expiring in May, 1998
(40)                     Chief Operating Officer       General Manager since 1985.
                                                       Executive Vice President since 1993.

There neither are nor have there been any agreements between the above-named officers and any other persons relative to the selection of any officers.

The Companys officers and directors are required to file reports of their beneficial ownership with the Securities and Exchange Commission. According to the Companys records, during the period from January 1, 1997 to December 31, 1997, officers and directors of the Company filed all reports with the Securities and Exchange Commission required under Section 16(a) to report their beneficial ownership.

EXECUTIVE COMPENSATION

The Company maintains a consistent compensation philosophy for all employees. This philosophy rewards the coordinated efforts of the employees in meeting corporate objectives, as well as meeting the expectations of its customers and shareholders. The compensation program for executives is the responsibility of the Board of Directors. The philosophy for the executive salary program is to pay competitively compared to similar sized companies, particularly technology companies.

The following table sets forth the cash and non-cash compensation for each of the last three fiscal years ending December 31, 1997 for the chief operating officer.

                           SUMMARY COMPENSATION TABLE

                                    Annual Compensation
                                    -------------------
                                                                     All Other
Name and Principal Position     Year      Salary       Bonus     Compensation($)(1)
---------------------------     ----      ------       -----     ------------------
Bill Otis,                      1997     $102,924     $10,600         $7,438
Chief Operating Officer         1996     $102,756     $16,600         $8,164
                                1995     $ 97,737     $ 6,600         $6,964

(1) Contributions from the Company to the 401(k) plan.

Note: Certain columns have not been included in this table because the information called for therein is not applicable to the Company or the individual named above for the periods indicated.

EMPLOYEE 401(k) SAVINGS PLAN

        The Company has a 401(k) Employee Savings Plan in effect for employees who meet certain age and service requirements. The Company makes matching contributions of 50% of the employees contribution, up to 6% of compensation. In 1997, the Company also contributed an additional 4% of the covered employees compensation, over and above the normal matching amount.

                      THE COMPANYS AUDITORS (PROPOSAL #2)

        Olsen, Thielen & Co., Ltd. has been the auditors for the Company for many years. The Board of Directors proposes and recommends the re-election of the firm of Olsen, Thielen & Co., Ltd. to perform an audit for the current fiscal year ending December 31, 1998.

        A representative of Olsen, Thielen & Co., Ltd. is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions. The Board of Directors has been advised by Olsen, Thielen & Co., Ltd. that no member of that firm has any financial interest, either direct or indirect, in the Company, and that during the past three years, has had no connection with the Company in any capacity other than that of independent certified public accountants.

         YOUR DIRECTORS RECOMMEND A VOTE FOR OLSEN, THIELEN & CO., LTD.

                             SHAREHOLDERS PROPOSALS

        The Company welcomes any suggestions from its shareholders, and all suggestions will be given careful consideration. Proposals intended to be included in next years Proxy Statement should be submitted to Bill Otis, Manager, 400 Second North, New Ulm, MN 56073, no later than January 1, 1999.


                                  OTHER MATTERS

        Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the Proxy.


                         ANNUAL REPORT TO SHAREHOLDERS

        A copy of the Companys Annual Report to shareholders for the fiscal year ended December 31, 1997, accompanies this notice of meeting and Proxy Statement. No part of the Annual report is incorporated in this Proxy Statement and no part is to be considered Proxy solicitation material.

        SHAREHOLDERS MAY RECEIVE, WITHOUT CHARGE, A COPY OF THE COMPANYS 1997 FORM 10-K REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO BILL OTIS, MANAGER, NEW ULM TELECOM, INC., 400 2ND STREET NORTH, P.O. BOX 697, NEW ULM, MN 56073.

                                 By Order of the Board of Directors


                                 Gary L. Nelson
                                 Secretary

NEW ULM TELECOM, INC.               PROXY

     The undersigned hereby appoints ROBERT RANWEILER, MARK RETZLAFF, RICHARD T. RODENBERG, ROSEMARY DITTRICH, LINUS GRATHWOHL AND GARY NELSON, or any of them, with power of substitution, as proxies to vote the shares of common stock of the undersigned in NEW ULM TELECOM, INC. at the Annual Meeting of Shareholders to be held May 7, 1998 at 10:00 a.m. at Turner Hall, State & 1st South Street, New Ulm, Minnesota, and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith.

     Indicate your vote by an (X). The Board of Directors recommends voting FOR all items.

ITEM
----
1.   Election of Directors: ____ FOR - ALL Nominees ____ WITHHELD - ALL Nominees
                                       (Except as marked to the contrary below)

     Nominees: LAVERN BIEBL, JAMES JENSEN, PERRY MEYER
     INSTRUCTION: To withhold authority to vote for any nominee, mark through that nominee's name.

2.   Appointment of Auditors: _____ FOR _____ AGAINST _____ ABSTAIN
      Nominee: OLSEN, THIELEN & CO., LTD., Certified Public Accountants

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH
RECOMMENDS VOTING FOR ALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

    PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED, PRE-ADDRESSED ENVELOPE.

SIGNATURE(S) ______________________________________________DATE_________________

Please sign exactly as name(s) appear on the mailing label. If joint account, each joint owner should sign. If signing for a corporation or as agent, attorney or fiduciary, indicate the capacity in which you are signing.